UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2022

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of Principal Executive Offices, and Zip Code)

(832) 844-1015

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

In conjunction with the previously announced change to its financial reporting schedule, on March 11, 2022, KLX Energy Services Inc. (“KLXE” or the “Company”) issued a press release (the “Press Release”) to report its financial results for the two months ended December 31, 2021 ("Transition Fourth Quarter") and eleven months ended December 31, 2021. The Company also referenced the three months ended December 31, 2021 ("Pro Forma Fourth Quarter"), the three months ended September 30, 2021 ("Pro Forma Third Quarter") and the twelve months ended December 31, 2021 ("Pro Forma Fiscal Year"). The Company will file its Annual Report on Form 10-K as its transition report, which will cover the 11 month period from February 1, 2021 to December 31, 2021, and intends to begin filing its quarterly reports on Form 10-Q based on the new fiscal year-end beginning with the first quarter of 2022, ending March 31, 2022. KLXE is hereby furnishing the Press Release, which is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 11, 2022

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Keefer M. Lehner
Name:	Keefer M. Lehner
Title:	Chief Financial Officer, Executive Vice President
Date:	March 11, 2022